Exhibit 10.1

MANHATTAN PHARMACEUTICALS, INC.

SUBSCRIPTION AGREEMENT

1.           General.  This Subscription Agreement sets forth the terms under which the undersigned investor, Linden Growth Partners Master Fund LP (the “Investor”), will purchase from Manhattan Pharmaceuticals, Inc. (the “Company”) a 12% Original Issue Discount Subordinated Convertible Debenture (the “Debenture”) with a stated value of Four Hundred Thousand Dollars ($400,000) (the “Stated Value”) and a warrant to purchase up to Two Million Two Hundred Twenty-Two Thousand Two Hundred Twenty-Two (2,222,222) shares of the Company’s common stock, $.001 par value per share, subject to adjustment  as set forth therein (the “Warrant” and together with the Debenture, the “Securities”) for a purchase price of Two Hundred Thousand Dollars ($200,000) (the “Purchase Price”).

This Subscription Agreement is submitted by the Investor to the Company to induce the Company’s acceptance of this subscription in connection with the Company’s proposed issuance of the Securities to the Investor.  The Investor understands that the Company will rely upon the representations set forth herein in issuing such Securities without registration under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state.  The Investor’s obligation to purchase the Securities and deliver the Purchase Price is subject to the Company’s execution and delivery of the Settlement Agreement and Mutual Release, dated October 27, 2009 (the “Settlement Agreement”), between the Company and Swiss Pharma Contract LTD. (“Swiss Pharma”), which, inter alia, provides that within one (1) business day of the receipt of the payment provided for in therein, the Satisfaction of Judgment attached as Exhibit B to the Settlement Agreement (the “Satisfaction of Judgment”), be filed with the clerk of the appropriate court.  The Satisfaction of Judgment shall provide that judgment described therein (as described in the Company’s Form 10-Q for the quarter and six months ended June 30, 2009)  has been satisfied by the Settlement Agreement.

2.           Restricted Securities.  The Investor understands that the sale or re-sale of the Securities has not been and is not being registered under the Securities Act or any applicable state securities laws, and the Securities, as applicable, may not be transferred unless:

(i)	they are sold pursuant to an effective registration statement under the Securities Act; or

(ii)
they are being sold pursuant to a valid exemption from the registration requirements of the Securities Act and, if required by the Company, the Investor shall have delivered to the Company, at the Investor’s sole cost and expense, an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in comparable transactions to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from the registration requirements of the Securities Act, which opinion shall be acceptable to the Company; or

(iii)
they are sold or transferred to an “affiliate” (as defined in Rule 144, promulgated under the Securities Act (or a successor rule (“Rule 144”)) of the Investor who agrees to sell or otherwise transfer the Securities only in accordance with this Section 2 and who is an accredited investor, or

(iv)	they are sold pursuant to Rule 144.

The Investor understands that any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and other than as expressly provided for in the Securities with respect to certain piggyback registration rights, neither the Company nor any other  individual or entity is under any obligation to register the Securities under the Securities Act or any state securities laws.

3.           Receipt of Information.  The Investor has had an opportunity to receive, and fully and carefully review, all information related to the Company and the Securities requested by it and to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Securities.  The Investor acknowledges that it has received, and fully and carefully reviewed and understands this Agreement, the Debenture and the Warrant.  Investor acknowledges that it has received (either in hard copy or electronically through the SEC’s EDGAR), and fully and carefully reviewed and understands, the Company’s reports, schedules, financial statements and other documents required to be filed by it with the Securities and Exchange Commission (the “SEC”) pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) including without limitation, the Company’s annual report on Form 10-K for the year ended December 31, 2008, the Company’s quarterly reports on Form 10-Q for the quarters ended March 31, 2009 and June 30, 2009, the Company’s preliminary proxy statement on Schedule 14A  filed with the SEC on September 29, 2009 and the Company’s current reports on Form 8-K (all of the foregoing filed with the SEC prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein being hereinafter referred to herein as the “SEC Documents”).  The Investor acknowledges that based upon its review of the SEC Documents, it understands the Company, its business, the risks involved with an investment in the Company.  The Investor understands that its investment in the Securities involves a high degree of risk and that the net proceeds received from the sale of the Securities will be utilized to satisfy the Company’s initial payment obligations under its settlement agreement with Swiss Pharma Contract LTD.  The Investor’s decision to enter into this Agreement to purchase the Securities has been made based solely on the independent evaluation of the Company by the Investor and its representatives.  The Investor has received such accounting, tax and legal advice from persons (“Professional Advisors”) other than the Company as it has considered necessary to make an informed investment decision with respect to the acquisition of the Securities.  Specifically, the Investor acknowledges that the Securities may be deemed to have been issued with original issue discount (“OID”) for U.S. federal income tax purposes resulting in material tax consequences to the Investor and, accordingly, the Investor has reviewed the foregoing OID consequences with its Professional Advisors.  The Investor acknowledges that the Company has neither prepared nor delivered to the Investor or to any other party acting on the Investor’s behalf any offering documents, such as a private placement memorandum, offering memorandum, strategic plan or any similar documents and, to the extent the Investor has reviewed other documents, other than the SEC Documents, relating to the Company (whether or not prepared by the Company), including any business plan or financial projections, such documents may not be complete and there may be material information relating to the Company and/or an investment in the Securities which is not set forth in such documents.

4.           Restrictions on Transferability.   The Investor understands and agrees that the Securities and the Shares are restricted securities and, therefore, may not be sold, pledged, hypothecated or otherwise transferred unless they are registered under the Securities Act and applicable state securities laws (or an exemption from such registration is available and the compliance with such exemption is evidenced by an opinion of legal counsel to the Investor, addressed to the Company, in form and substance acceptable to the Company, that no violation of the Securities Act or any state securities law would result from such sale or transfer).  The Investor understands that the certificates or instruments evidencing the Securities and the shares Common Stock issuable upon conversion or exercise of the Securities will bear a legend substantially in the form set forth below (among other applicable legends), and that the Company will make a notation on its transfer books to such effect:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE  “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS.”

5.           Additional Representations of the Proposed Investor.  The Investor hereby represents and warrants to the Company (with the intent that the Company shall rely upon these in determining the Investor’s suitability to purchase the Securities and the Shares) as follows:

(a)           The entering into of this Agreement and the transactions contemplated hereby do not and will not result in the violation of any of the terms and provisions of any law applicable to, or the charter or other organizational documents, bylaws or other constating documents of, the Investor or of any agreement, written or oral, to which the Investor may be a party or by which the Investor is or may be bound.

(b)           The Investor has duly executed and delivered this Agreement, and this Agreement constitutes a valid and binding agreement of the Investor enforceable against the Investor in accordance with its terms, except as such enforceability may be limited by general principals of equity, or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(c)           The Securities are being acquired for the Investor’s own account, not as nominee or agent, for investment purposes only and not with a view to the resale or distribution of any part thereof in violation of the Securities Act, and such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the Securities Act, without prejudice, however, to the Investor’s right at all times to sell or otherwise dispose of all or any part of such Securities in compliance with applicable federal and state securities laws.

(d)           The Investor is neither a registered representative under the Financial Industry Regulatory Authority (“FINRA”), a member of FINRA or associated or Affiliated with any member of FINRA, nor a broker-dealer registered with the SEC under the Exchange Act or engaged in a business that would require it to be so registered, nor is it an Affiliate of a such a broker-dealer or any person engaged in a business that would require it to be registered as a broker-dealer. In the event such Investor is a member of FINRA, or associated or Affiliated with a member of FINRA, such Investor agrees, if requested by FINRA, to sign a lock-up, the form of which shall be satisfactory to FINRA with respect to the Warrants and the Warrant Shares.

(e)           The Investor is not an underwriter of the Common Stock, nor is it an affiliate of an underwriter of the Common Stock.

(f)           The Investor acknowledges that the purchase of the Securities is a highly speculative investment and that it can bear the economic risk and complete loss of its investment in the Securities and has such knowledge and experience in financial and/or business matters that it is capable of evaluating the merits and risks of the investment contemplated hereby.

(g)           The Investor is an accredited investor as defined in Rule 501(a) of Regulation D, as amended, under the Securities Act.

(h)           The Investor did not learn of the investment in the Securities as a result of any public advertising or general solicitation, and is not aware of any public advertisement or general solicitation in respect of the Company or its securities.

(i)           The Investor will not have, as a result of the transactions contemplated hereby, any valid right, interest or claim against or upon the Company for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Investor.

(j)           Other than with respect to the transactions contemplated herein, since the earlier to occur of (i) the time that the Investor was first contacted by the Company, or any other person regarding an investment in the Company and (ii) the thirtieth (30th) day prior to the date hereof, neither the Investor nor any affiliate of the Investor which (x) had knowledge of the transactions contemplated hereby, (y) has or shares discretion relating to the Investor’s investments or trading or information concerning the Investor’s investments, including in respect of the Securities, or (z) is subject to the Investor’s review or input concerning such affiliate’s investments or trading decisions (collectively, “Trading Affiliates”) has, directly or indirectly, nor has any person acting on behalf of, or pursuant to, any understanding with the Investor or Trading Affiliate effected or agreed to effect any transactions in the securities of the Company or involving the Company’s securities (a “Prohibited Transaction”).

(k)           The Investor is a resident of the jurisdiction set forth in the signature page hereto.

(l)           The Investor understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Investor’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Securities.  All of the information which the Investor has provided to the Company is true, correct and complete as of the date this Agreement is signed, and if there should be any change in such information prior to the Closing, the Investor will immediately provide the Company with such information.

(m)           The Investor understands that affiliates and/or employees of the National Securities Corporation (the “Placement Agent”) (i) beneficially own shares of Common Stock and (ii) will receive the compensation set forth in Section 8 in connection with the sale of the Securities.

6.           Representations of the Company.  Except as set forth in the Company’s disclosure schedule (the “Disclosure Schedule”), the Company hereby represents and warrants to the Investor ( the disclosure in any section of the Disclosure Schedule shall qualify the corresponding section of this Section 6, provided, however, that any matter set forth in any section of the Disclosure Schedule shall be deemed referred to and incorporated in all other sections of the Disclosure Schedule to which such matter’s application or relevance is readily apparent on its face) as follows:

6.1         Organization; Execution, Delivery and Performance.

(a)           The Company and each subsidiary of which the Company owns, directly  or indirectly, a controlling interest (a “Subsidiary”) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated or organized, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted.  The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership or use of property or the nature of the business conducted by it makes such qualification necessary except where the failure to be so qualified or in good standing would not have a Material Adverse Effect. For purposes of this Agreement “Material Adverse Effect” shall mean a material adverse effect on (i) the assets, liabilities, results of operations, condition (financial or otherwise), business, or prospects of the Company taken as a whole; or (ii) the ability of the Company to perform its obligations under the Transaction Documents, but, to the extent applicable, shall exclude any circumstance, change or effect to the extent resulting or arising from: (i) any change in general economic conditions in the industries or markets in which the Company and its Subsidiaries operates so long as the Company and its Subsidiaries are not disproportionately (in a material manner) affected by such changes; (ii) national or international political conditions, including any engagement in hostilities, whether or not pursuant to the declaration of a national emergency or war, or the occurrence of any military or terrorist attack so long as the Company and its Subsidiaries are not disproportionately (in a material manner) affected by such changes; (iii) changes in United States generally accepted accounting principles, or the interpretation thereof; or (iv) the entry into or announcement of this Agreement, actions contemplated by this Agreement, or the consummation of the transactions contemplated hereby.

(b)           The Company has no Subsidiaries other than those listed in Schedule 6.1 of the Disclosure Schedule.  Except as disclosed in Schedule 6.1 of the Disclosure Schedule or in the SEC Documents, the Company owns, directly or indirectly, all of the capital stock or comparable equity interests of each Subsidiary free and clear of any and all liens, security interests, charges, pledges or similar encumbrances (“Liens”) and all of the issued and outstanding shares of capital stock or comparable equity interest of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive rights of first refusal and other similar rights.  The Company has the unrestricted right to vote, and (subject to limitations imposed by applicable law) to receive dividends and distributions on, all capital stock or other equity securities of its Subsidiaries that are owned by the Company.

(c)
(i)     The Company has all requisite corporate power and authority to enter into and perform this Agreement, the Debenture and the Warrant (the “Transaction Documents”) and to consummate the transactions contemplated hereby and thereby and to issue the Securities in accordance with the terms hereof and thereof;

(ii)
the execution and delivery of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby have been duly authorized by the Company’s Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its stockholders, is required except as expressly contemplated by this Agreement;

(iii)
each of the Transaction Documents has been duly executed and delivered by the Company by its authorized representative, and such authorized representative is a true and official representative with authority to sign each such document and the other documents or certificates executed in connection herewith and bind the Company accordingly; and

(iv)
each of the Transaction Documents constitutes, and upon execution and delivery thereof by the Company will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by general principals of equity, or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

6.2         Warrants Shares and Debenture Shares Duly Authorized. The shares of the Company’s common stock, $.001 par value per share (“Common Stock”) issuable upon (i) exercise of the Warrant (the “Warrant Shares”) or (ii) conversion of the Debenture (the “Debenture Shares”) will be duly authorized and reserved for future issuance and, upon exercise of the Warrant  or conversion of the Debenture, in each case  in accordance with their terms, will be duly and validly issued, fully paid and non-assessable, and free from all taxes or Liens with respect to the issue thereof and shall not be subject to preemptive rights, rights of first refusal and/or other similar rights of stockholders of the Company and/or any other individual or entity.

6.3         No Conflicts.

(a)           Except as disclosed in Schedule 6.3 of the Disclosure Schedule, the execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance of the Warrant Shares and the Debenture Shares) will not:

(i)	conflict with or result in a violation of any provision of the Certificate of Incorporation or By-laws or similar documents of the Company;

(ii)
violate or conflict with, or result in a breach of any provision of, or constitutes a default and/or an event of default (or an event which with notice or lapse of time or both could become a default and/or an event of default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, patent license or instrument to which the Company is a party, except for possible violations, conflicts or defaults as would not, individually or in the aggregate, have a Material Adverse Effect on the Company; or

(iii)
result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities are subject) applicable to the Company or by which any property or asset of the Company is bound or affected.

(b)           The Company is not in violation of its Certificate of Incorporation, By-laws or other organizational documents. The Company is not in default (and no event has occurred which with notice or lapse of time or both could put the Company in default), under, and the Company has not taken any action or failed to take any action that would give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party or by which any property or assets of the Company is bound or affected, except for possible defaults, terminations, amendments, accelerations or cancellations which would not, individually or in the aggregate, have a Material Adverse Effect. The businesses of the Company are not being conducted in violation of any law, rule ordinance or regulation of any governmental entity, except for possible violations which would not, individually or in the aggregate, have a Material Adverse Effect.  Based in part on the truth and accuracy of the Investor’s representations set forth herein, except as required under the Securities Act of 1933, as amended (the “Securities Act”), the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency, regulatory agency, self regulatory organization or stock market or except as set forth on Schedule 6.3 of the Disclosure Schedule, any third party in order for it to execute, deliver or perform any of its obligations under this Agreement, the Debenture or the Warrant in accordance with the terms hereof or thereof or to issue and sell the Debenture and Warrant in accordance with the terms hereof and to issue the Warrant Shares upon exercise of the Warrants or the Debenture Shares upon conversion of the Debenture.  All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof or will be obtained or effected in a timely manner following the Closing Date.

6.4         Capitalization.

(a)           As of September 15, 2009, the authorized capital stock of the Company consists solely of 1,500,000 share of preferred stock, of which no shares of preferred stock are issued and outstanding and 300,000,000 shares of Common Stock, of which 70,624,232 shares of Common Stock are issued and outstanding, 7,592,232 shares of Common Stock are reserved for issuance pursuant to options granted under the Company’s stock option plan, and 86,060,096 shares are reserved for issuance pursuant to securities (other than the Warrant and the Debenture) exercisable for, or convertible into or exchangeable for shares of Common Stock.

(b)           Except as described above, in the SEC Documents or Schedule 6.4(b) annexed hereto, as of September 15, 2009:

(i)
there are no outstanding options, warrants, scrip, rights to subscribe for, puts, calls, rights of first refusal, agreements, understandings, claims or other commitments or rights of any character whatsoever relating to, or securities or rights convertible into or exchangeable for any shares of capital stock of the Company, or arrangements by which the Company is or may become bound to issue additional shares of capital stock of the Company;

(ii)
other than as set forth on Schedule 6.4(b) of the Disclosure Schedule, there are no agreements or arrangements under which the Company is obligated to register the sale of any of its securities under the Securities Act (except for the registration rights provisions contained herein); and

(iii)
there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) that will be triggered by the issuance of any of the Debenture, the Warrant, the Warrant Shares and/or the Debenture Shares.  All of such outstanding shares of capital stock are, or upon issuance will be, duly authorized, validly issued, fully paid and nonassessable.  No shares of capital stock and/or other securities of the Company are subject to preemptive rights, rights of first refusal and/or any other similar rights of the stockholders of the Company and/or any other Person or any Lien imposed through the actions or failure to act of the Company.

6.5                 SEC Information.

(a)           Except as set forth in Schedule 6.5 of the Disclosure Schedule or in the SEC Documents, since January 1, 2009, the Company has timely filed (subject to 12b-25 filings with respect to certain periodic filings) all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act.  The SEC Documents have been made available to the Investor via the SEC’s EDGAR system.  Except as set forth on Schedule 6.5 of the Disclosure Schedule, as of their respective dates the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of the date hereof, the SEC Documents when taken in their entirety, shall not contain any untrue statements of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the date upon which they were made and the circumstances under which they were made, not misleading.  As of their respective dates, the financial statements of the Company included in the SEC Documents (“Company Financial Statements”) complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto as in effect at the time of the filing.  The Company Financial Statements have been prepared in accordance with United States generally accepted accounting principles (“GAAP”), consistently applied, during the periods involved (except:

(i)	as may be otherwise indicated in such financial statements or the notes thereto; or

(ii)
in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries, if any, as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

(b)           Except as expressly set forth in the Company Financial Statements, in the SEC Documents or on Schedule 6.5, the Company has no liabilities, contingent or otherwise, other than:

(i)	liabilities incurred in the ordinary course of business subsequent to December 31, 2008; and

(ii)
obligations under contracts and commitments incurred in the ordinary course of business and not required under GAAP to be reflected in such financial statements, which, individually or in the aggregate, are not material to the financial condition or operating results of the Company.

(c)           The shares of Common Stock are quoted on the OTCBB under the symbol “MHAN.”  The Company has not received notice (written or oral) from the OTCBB to the effect that the Company is not in compliance with the continuing requirements of the OTCBB.  The Company is, and it has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such maintenance requirements.

(d)           All information relating to or concerning the Company and its officers, directors, employees, customers or clients (including, without limitation, all information regarding the Company’s internal financial accounting controls and procedures) set forth in the Transaction Documents and the SEC Documents incorporated by reference therein, when taken together as a whole, does not contain an untrue statement of material fact or omit to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading.

6.6         Intellectual Property. Except as set forth in Schedule 6.6 or in the SEC Documents, the Company or its Subsidiaries owns valid title, free and clear of any Liens, or possesses the requisite valid and current licenses or rights, free and clear of any Liens, to use all Intellectual Property in connection with the conduct its business as now operated.  There is no pending claim or action by any person pertaining to, or proceeding pending, or to the Company’s knowledge threatened, which challenges the right of the Company or of a Subsidiary with respect to any Intellectual Property necessary to enable it to conduct its business as now operated.  To the best of the Company’s knowledge, the Company’s current products, services and processes do not infringe on any Intellectual Property or other rights held by any person, and the Company is unaware of any facts or circumstances which might give rise to any of the foregoing.  The Company has not received any written notice of infringement of, or conflict with, the asserted rights of others with respect to its intellectual property. The Company has taken reasonable security measures to protect the secrecy, confidentiality and value of its intellectual property.

6.7         Permits; Compliance. The Company is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals and orders necessary to own, lease and operate its properties and to carry on its business as it is now being conducted (collectively, the “Company Permits”), except where such failure to posses would not have a Material Adverse Effect, and there is no action pending or, to the knowledge of the Company, threatened regarding suspension or cancellation of any of the Company Permits. The Company is not in conflict with, or in default or violation of, any of the Company Permits, except for any such conflicts, defaults or violations which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.  Since December 31, 2008, the Company has received no notification with respect to possible conflicts, defaults or violations of applicable laws, except for notices relating to possible conflicts, defaults or violations, which conflicts, defaults or violations would not have a Material Adverse Effect.

6.8         Absence of Litigation. Except as set forth in Schedule 6.8 of the Disclosure Schedule or in the SEC Documents, there is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company, or its businesses, properties or assets or their officers or directors in their capacity as such, that would have a Material Adverse Effect.

6.9         No Materially Adverse Contracts, etc.  Except as set forth in Schedule 6.9 of the Disclosure Schedule, the Company is not subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company’s officers has or is expected in the future to have a Material Adverse Effect.  The Company is not a party to any contract or agreement which has or is reasonably expected to have a Material Adverse Effect.

6.10       No Material Changes.  Except as set forth in the SEC Documents, since December 31, 2008, there has not been (i) any material adverse change in the financial condition, operations or business of the Company from that shown on the Company Financial Statements, or any material transaction or commitment effected or entered into by the Company outside of the ordinary course of business; (ii) to the Company’s knowledge, any effect, change or circumstance which has had, or could reasonably be expected to have, a Material Adverse Effect; or (iii) any incurrence of any material liability outside of the ordinary course of business.

6.11       Labor Matters.

(a)           The Company is not a party to or bound by any collective bargaining agreements or other agreements with labor organizations.  The Company has not violated in any material respect any laws, regulations, orders or contract terms, affecting the collective bargaining rights of employees, labor organizations or any laws, regulations or orders affecting employment discrimination, equal opportunity employment, or employees’ health, safety, welfare, wages and hours.

(b)           The Company is, and at all times has been, in compliance in all material respects with all applicable laws respecting employment (including laws relating to classification of employees and independent contractors) and employment practices, terms and conditions of employment, wages and hours, and immigration and naturalization.

6.12       Environmental Matters.  To the Company’s knowledge, neither the Company nor any Subsidiary is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “Environmental Laws”), owns or operates any real property contaminated with any substance that is subject to any Environmental Laws, is liable for any off-site disposal or contamination pursuant to any Environmental Laws, and is subject to any claim relating to any Environmental Laws, which violation, contamination, liability or claim has had or could reasonably be expected to have a Material Adverse Effect, individually or in the aggregate; and there is no pending or, to the Company’s knowledge, threatened investigation that might lead to such a claim.

6.13       Tax Matters.  None of the Company and its Subsidiaries has made or filed any federal, state and foreign income or any other tax returns, reports and declarations required by any jurisdiction to which it is subject and none of them has ever paid any taxes or other governmental assessments or charges that are material in amount, nor is it aware of any that have been assessed or are due.  There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.  Neither the Company nor any of its Subsidiaries have executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, state or local tax.

6.14       Certain Transactions. Except as set forth on Schedule 6.14 of the Disclosure Schedule or in the SEC Documents, there are no loans, leases, royalty agreements or other transactions between (i) the Company or any of its customers or suppliers; and (ii) any officer, employee, consultant or director of the Company or any person owning five (5%) percent or more of the capital stock of the Company or five (5%) percent or more of the ownership interests of the Company or any member of the immediate family of such officer, employee, consultant, director, stockholder or owner or any corporation or other entity controlled by such officer, employee, consultant, director, stockholder or owner, or a member of the immediate family of such officer, employee, consultant, director, stockholder or owner.

6.15       Form D; Blue Sky Laws. The Company shall file a Form D with respect to the Securities as required under Regulation D promulgated under the Securities Act and to provide a copy thereof to the Placement Agent, promptly after such filing.  The Company shall assist the legal counsel of the placement agent of the Securities (the “Placement Agent”), on or before the date of the closing of the sale of the Securities (the “Closing Date”), in qualifying the Securities for sale to the Investor in the applicable closing pursuant to this Agreement under applicable securities or “blue sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall pay all fees and expenses of such counsel in connection therewith, including, but not limited to, all state filing fees and such counsel’s legal fees and expenses.

6.16       Public Information.    At any time during the period commencing from the six (6) month anniversary of the Closing Date and ending at such time that all of the Warrant Shares and Debenture Shares can be sold either pursuant to a registration statement, or if a registration statement is not available for the resale of all of such securities, may be sold without the requirement for the Company to be in compliance with Rule 144(c)(1) and otherwise without restriction or limitation pursuant to Rule 144, if the Company shall fail for any reason or no reason to satisfy the current public information requirement under Rule 144(c) (a “Public Information Failure”) then, as a remedy for the damages to any holder of Securities by reason of any such delay in or reduction of its ability to sell the Warrant Shares or Debenture Shares (which remedy shall not be exclusive of any other remedies available), including, without limitation, specific performance), the Company shall pay to each holder of Warrant Shares or Debenture Shares who is not eligible to sell all of his, her or its Warrant Shares or Debenture Shares pursuant to Rule 144 as a result of such Public Information Failure an amount in cash, as liquidated damages and not as a penalty equal to two (2%) percent of the Purchase Price of the Investor’s Securities on the day of a Public Information Failure and on every thirtieth (30th) day (pro rated for periods totaling less than thirty (30) days) thereafter until the earlier of (i) the date such Public Information Failure is cured and (ii) such time that such public information is no longer required pursuant to Rule 144.  The payments to which a holder shall be entitled pursuant to this Section 6.16 are referred to herein as “Public Information Failure Payments.”  Public Information Failure Payments shall be paid on the earlier of (I) the last day of the calendar month during which such Public Information Failure Payments are incurred and (II) the fifth (5th) business day after the event or failure giving rise to the Public Information Failure Payments is cured. The parties agree that the maximum aggregate amount of Public Information Failure Payments payable to the Investor by the Company shall be ten (10%) percent of the aggregate Purchase Price of such Investor’s Securities.  In the event the Company fails to make Public Information Failure Payments in a timely manner, such Public Information Failure Payments shall bear interest at the rate of two (2%) percent per month (prorated for partial months) until paid in full.

7.          Covenants of the Company.  In connection with any proposed sale of shares of Common Stock issuable upon conversion of the Debentures and exercise of the Warrants pursuant to Rule 144 (or any successor provision) by the Investor, the Company covenants that it shall take such reasonable action as the Investor may request (including, without limitation, promptly obtaining any required legal opinions from Company counsel necessary to effect the sale of such Common Stock under Rule 144 and paying all related fees and expenses of such counsel in connection with such opinions), all to the extent required from time to time to enable such Investor to sell such shares of Common Stock without registration under the Securities Act pursuant to the provisions of Rule 144 (or any successor provision). The Company further covenants to take such action and to provide such legal opinions within three (3) business days after receipt from such Investor (or its representative) of documentation reasonably required by Company counsel to provide such opinion.

8.           Indemnification.  Each of the parties hereto hereby agrees to indemnify and hold harmless the other party, and its officers, directors, attorneys, agents, employees and affiliates, from and against any and all loss, damage or liability directly or indirectly due to or arising out of a breach of any representation, warranty or covenant of such party contained in this Subscription Agreement.  Each of the parties hereto will notify the other immediately of any material change in any statement made herein that occurs prior to the closing of the sale of the Securities to the Investor.

9.            Representative Capacity.  If an investment in the Company is being made by a corporation, partnership, limited liability company, trust, estate or other entity, I, the person signing on behalf of the Investor, personally hereby represent that I have all right and authority, in my capacity as an officer, general partner, trustee, executor or other representative of such corporation, partnership, trust, estate or other entity, as the case may be, to make such decision to invest in the Company and to execute and deliver this Subscription Agreement on behalf of such corporation, partnership, trust, estate or other entity as the case may be, enforceable in accordance with its terms.  I also represent that any such corporation, partnership, trust, entity or other entity was not formed for the purpose of buying the Securities hereby subscribed.

10.         Compensation of Placement Agent, Brokers, etc.  The Investor acknowledges that it is fully aware that the Placement Agent will receive from the Company, in consideration of its services as placement agent in respect of the offer and sale of the Securities contemplated hereby:

(i)	a fee of ten (10%) percent of the gross proceeds raised upon the sale of the Securities;

(ii)
a warrant to purchase up to Two Hundred and Twenty-Two Thousand Two Hundred Twenty-Two shares (222,222) of Common Stock, subject to adjustment for stock splits, stock dividends, combinations, recapitalizations, which shall be in the same for as the Warrant; and

(iii)	reimbursement of up to $10,000 of legal expenses of the Placement Agent.

11.         Use of Proceeds.  The Company agrees, represents, warranties and covenants that it shall use the net proceeds received from the sale of the Securities to satisfy the Company’s initial payment obligation under the Settlement Agreement.  The Company may, upon prior written notice to the Investor,  direct the Investor to pay the Purchase Price by wire transfer of immediately available funds directly to an account for the benefit of Swiss Pharma or Swiss Pharma’s parent company, Covance Inc., as set forth in such notice.

12.        Governing Law; Consent to Jurisdiction.  This Agreement shall be governed by, and construed solely and exclusively in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof.  Each of the parties hereto irrevocably submits to the sole and exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby.

13.         Entire Agreement, Etc.  This Subscription Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and thereof and supersedes all other prior and contemporaneous agreements, understandings, negotiations, transmission, and discussions, whether oral or written, of the parties.  No supplement, modification, amendment, or waiver of this Subscription Agreement shall be binding unless executed in writing by the party to be bound thereby.  No waiver of any of the provisions of this Subscription Agreement shall be deemed to or shall constitute a waiver of any other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.  This Subscription Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto, their respective successors, heirs, estates, representatives and permitted assigns.  The invalidity of any portion hereof shall not affect the validity, force or effect of the remaining portions hereof.  If it is ever held that any restriction hereunder is too broad to permit enforcement of such restriction to its fullest extent, such restriction shall be enforced to the maximum extent permitted by law.

14.   Notices.  All notices, requests, demands and other communications provided in connection with this Agreement shall be in writing and shall be deemed to have been duly given at the time when hand delivered, delivered by express courier, or sent by facsimile (with receipt confirmed by the sender’s transmitting device) in accordance with the contact information provided below or such other contact information as the parties may have duly provided by notice.

The Company:

Manhattan Pharmaceuticals, Inc.
48 Wall Street, Suite 1100
New York, NY 10005
Facsimile:  (212) 582-3957
Attention: Mike McGuinness

With a copy to:

Lowenstein Sandler PC
65 Livingston Avenue
Roseland, NJ 07068-1791
Facsimile: (973) 597-2445
Attention: Anthony Pergola, Esq.

The Investor:

As per the contact information provided on the signature page hereof.

15.         Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

16.         Headings; Counterparts.  Section headings are not to be considered part of this Subscription Agreement and are included solely for convenience and are not intended to be full or accurate descriptions of the contents thereof.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature page follows]

INVESTOR: LINDEN GROWTH PARTNERS MASTER FUND LP

By: /s/ Lara S. Coviello
Name: Lara S. Coviello
Title: Analyst

Address: 200 Abington Executive Park, Suite 205
Clarks Summit, PA 18411

Phone:_____________________________ Telecopier:__________________________

APPROVED THIS 28th DAY OF OCTOBER, 2009

MANHATTAN PHARMACEUTICALS, INC.

By:	/s/ Mike McGuinness
Name: Mike McGuinness
Title: Chief Financial Officer